UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 16, 2016

Date of report (Date of earliest event reported)

SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2016, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of SurModics, Inc. (the “Company”) approved amendments to the form of restricted stock unit award agreement allowing for grants of such awards to the Company’s employees under the Company’s 2009 Equity Incentive Plan. A copy of the form of agreement reflecting these amendments is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 17, 2016, the Company held its 2016 Annual Meeting of Shareholders. The final voting results of the proposals which were described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on January 8, 2016, are set forth below.

1. Election of Directors. Each of the individuals nominated by the Company’s Board of Directors to serve as Class II directors was duly elected by the Company’s shareholders, and the final results of the votes cast are as follows:

	For	Withheld	Broker Non-Votes
Ronald B. Kalich	10,085,911	82,406	1,350,660
Shawn T McCormick	10,093,929	74,388	1,350,660

2. Set the Number of Directors. The Company’s shareholders approved the proposal to set the number of directors at six (6) by the following vote:

For	Against	Abstain	Broker Non-Votes
11,233,058	241,589	44,330	—

3. Ratification of the Appointment of Deloitte & Touche LLP. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016 by the following vote:

For	Against	Abstain	Broker Non-Votes
11,311,881	199,365	7,731	—

4. Advisory Vote on Executive Compensation. The Company’s shareholders approved the compensation of the Company’s named executive officers, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
9,869,944	279,881	18,492	1,350,660

5. Amendment to the 2009 Equity Incentive Plan. The Company’s shareholders approved an amendment to the Company’s 2009 Equity Incentive Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
8,182,907	1,966,547	18,863	1,350,660

6. Amendment to the 1999 Employee Stock Purchase Plan. The Company’s shareholders approved an amendment to the Company’s 2009 Equity Incentive Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
10,090,824	12,639	64,854	1,350,660

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Agreement (Employee) for the SurModics, Inc. 2009 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 22, 2016	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Agreement (Employee) for the SurModics, Inc. 2009 Equity Incentive Plan.